UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2006

CYCLACEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 John F. Kennedy Parkway, Suite 100
Short Hills, NJ 07078
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (973) 847-5955

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Attached as Exhibit 99.1 is a copy of a press release issued by Cyclacel Pharmaceuticals, Inc., a Delaware corporation (the ‘‘Company’’), dated June 29, 2006, announcing that the Company has begun a Phase IIb randomized trial of seliciclib for previously treated non-small cell lung cancer.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Number	Description
99.1	Press release dated June 29, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCLACEL PHARMACEUTICALS, INC.
Dated: July 7, 2006
	By:	/s/ Paul McBarron
		Name:	Paul McBarron
		Title:	Executive Vice President, Finance & Chief Operating Officer